Exhibit 10.1

                          FIRST MONTAUK FINANCIAL CORP.

                           STOCK REPURCHASE AGREEMENT

         THIS STOCK REPURCHASE AGREEMENT (this "Agreement") is made and entered into as of October 20, 2008 by and between FMFG OWNERSHIP INC. BY GERARD A. McHALE, JR., AS CHAPTER 11 BANKRUPTCY TRUSTEE OF THE 1031 TAX GROUP LLC ET AL, AS CHAPTER 11 DEBTORS (the "Selling Stockholder") and FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company").

         WHEREAS, the Selling Stockholder owns 3,300,308 shares (the "Shares") of common stock of the Company, no par value (the "Common Stock"), as evidenced by stock certificates nos. U2005303, U2005306, U2005309 and U5475 (the "Certificates"); and

         WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Selling Stockholder desires to sell to the Company, and the Company desires to purchase from the Selling Stockholder, the Shares.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Company agree as follows:

        1.      Repurchase and Sale of Common Stock.

                1.1     Sale and Purchase of Common Stock.

                        (a) Upon the terms and subject to the conditions of this Agreement, (i) the Company agrees to repurchase the Shares, and (ii) the Selling Stockholder agrees to sell the Shares. The repurchase price of the Shares to be paid by the Company under this Agreement shall be $100,000 in the aggregate (the "Purchase Price") which shall be payable in cash by wire transfer or delivery of other immediately available funds.

                1.2     Closing; Deliveries.

                        (a) The repurchase and sale of the Shares (the "Closing") shall take place at the offices of Golenbock Eiseman Asser Bell & Peskoe LLP ("Golenbock Eiseman"), 437 Madison Avenue, New York, New York 10022, or such other location mutually agreeable to the parties hereto, at 9:00 a.m. on the date hereof provided further that in no event shall the Closing take place later than four (4) business days after satisfaction or (subject to applicable law) waiver of the conditions set forth in
                        Section 4 and Section 5 (excluding conditions that, by their terms, cannot be satisfied until the Closing).

                        (b)     Upon execution of this Agreement, the
                        Selling Stockholder shall deliver to Jonathan Flaxer,\ Esq. of Golenbock Eiseman as custodian (the "Custodian"), the Certificates for the number of Shares to be sold by the Selling Stockholder pursuant to this Agreement.



                        (c)     At the Closing:

                                (i) the Custodian on behalf of the Selling
                                    Stockholder shall deliver the Certificates to the Company against payment of the Purchase Price by the Company; and

                               (ii) the Company shall deliver or cause to be
                                    delivered the Purchase Price by wire
                                    transfer in immediately available funds to the account of the Custodian against delivery of the shares by the Custodian on behalf of the Selling Shareholder.

         1.3 Condition Subsequent; Approval of the United States Bankruptcy Court. Notwithstanding the provisions of Section 1.2(c), in the event that the United States Bankruptcy Court (the "Bankruptcy Court") has not entered an order approving the sale of the Shares by the Selling Stockholder to the Company (the "Order") as of the date of Closing, the parties agree that the Certificates and the Purchase Price shall be held in escrow by the Custodian pending approval of the transactions contemplated by this Agreement by the Bankruptcy Court and the entry of the Order to such effect. Upon the execution of this Agreement, the Selling Stockholder and the Company shall each make best efforts and shall cooperate to obtain approval of the Bankruptcy Court and the entry of the Order. In the event the Bankruptcy Court has approved the sale of the Shares and entered the Order on or before the 40th calendar day after the Closing, on the next business day following the entry of the order the Custodian shall deliver the Certificates to the Company and the Purchase Price to the Selling Stockholder. In the event that the Bankruptcy Court has not entered the Order on or before the 40th calendar day after the Closing, upon the written demand by the Company delivered to the Selling Stockholder and the Custodian, the Custodian shall return the Purchase Price to the Company on the next business day and the Certificates to the Selling Stockholder.

     2. Representations and Warranties of the Selling Stockholder. The
Selling Stockholder represents and warrants to the Company as of the date hereof and as of the closing as follows:

         2.1 Authorization; Enforcement. The Selling Stockholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder. This Agreement when executed and delivered by the Selling Stockholder, will constitute a valid and legally binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms except
(A) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally; and (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution and delivery of this Agreement and the sale and delivery of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein have been authorized by the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or bylaws or other organization instrument of the Selling Stockholder, if applicable, or any law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

         2.2 Filing, Consents and Approvals. The Selling Stockholder is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person, in connection with the execution, delivery and performance by the Company of this Agreement, including the sale and purchase of the Shares, other than (A) filings required pursuant to this Agreement, and (B) those made or obtained prior to the date hereof. Notwithstanding the foregoing sentence, the Selling Stockholder will be required to obtain the entry of an order of the Bankruptcy Court approving the sale of the Shares as provided in Section 1.3 hereof.

         2.3 Valid Title. The Selling Stockholder has and will at the Closing have valid title to, or a valid security entitlement with the meaning of
Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

         2.4 Certificates Suitable for Transfer. Certificates for all of the Shares to be sold by the Selling Stockholder pursuant to this Agreement are accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Company pursuant to this Agreement.

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


         2.5 Access to Data. The Selling Stockholder has not been furnished with nor relied upon any representations or other information (whether oral or written) relating to the business or financial condition of the Company or its representatives or agents other as described set forth in the Company's publicly available documents.

     3. Representations and Warranties of the Company. The Company represents and warrants to each Selling Stockholder as of the date hereof and as of the Closing as follows:

         3.1 Authorization; Enforcement. The Company has the full right, power and authority to enter into and deliver this Agreement, and this Agreement when executed and delivered by the Company, and assuming this Agreement, is a valid and legally binding obligation of the Selling Stockholder, this Agreement, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (A) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors; rights generally; and (B) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Company has the full legal right and power and all authority and approval required to execute and deliver, or authorize execution and delivery of, this Agreement, and all other instruments executed and delivered by or on behalf of the Company in connection with the repurchase of the Shares to be repurchased by the Company from the Selling Stockholder hereunder.

         3.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the governing documents of the Company or any instrument, judgment, order, writ, decree or contract to which the Company or any of its subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries.

         3.3 Sufficient Funds. The Company has funds sufficient to pay the Purchase Price at the Closing.

     4. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Selling Stockholder under this Agreement are subject to the fulfillment, on or before the closing, of each of the following conditions, unless otherwise waived by the Company:

         4.1 Delivery of Certificates. The Selling Stockholder (or the Custodian on behalf of the Selling Stockholder) shall have presented and delivered the Certificates representing the Shares to the Company.


     5. Conditions of the Selling Stockholders' Obligations at Closing. The obligations of the Selling Stockholder to the Company under this Agreement are not subject to the fulfillment, on or before the Closing, of each of the following any conditions, unless otherwise waived by the Selling Stockholder:

         5.1 Delivery of the Purchase Price. The Company shall have sufficient funds to pay the Purchase Price and shall pay the Purchase Price at the Closing.

     6.       Miscellaneous.

         6.1 Survival of Representations and Warranties. The representations and warranties of the Selling Stockholder and the Company contained herein shall terminate on the first anniversary of the Closing and thereafter shall expire and have no further force and effect.

         6.2 Transfer, No Third-Party Beneficiaries. This Agreement shall not be assigned without the prior written consent of the Company and the Selling Stockholder; provided, that either party may transfer its rights hereunder to a third party, so long as such third party agrees in writing to be bound by all obligations under this Agreement and confirms in writing the representations and warranties set forth in Section 3 as if made by such third party which writing shall be delivered to the non-transferring party prior to the transfer becoming effective. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         6.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.


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


         6.4 Counterparts. This Agreement may be executed in two or more counterparts, including by facsimile, each of which shall be deemed an original and all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each of the parties and delivered to the other party; it being understood that all parties need not sign the same counterpart.

         6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         6.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or four
(4) business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Selling Stockholder c/o Gerard A. McHale, Jr. P.A., 1601 Jackson Street, Suite 200, Fort Myers, FL,
Facsimile: (239) 337-1178, with a copy to Jonathan Flaxer, Esq., Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, NY 10022-7302,
Facsimile: (212) 754-0330, and if to the Company, Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, NJ 07701, Attn.: Victor K. Kurylak, President & CEO, with a copy to Victor J. DiGioia, Esq., Becker & Poliakoff, LLP, 45 Broadway, New York, NY 10006, Facsimile: (212) 557-0295.

         6.7 Finder's Fee. Each party represent that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

         6.8 Fees and Expenses. Each of the Selling Stockholder and the
Company shall pay their respective fees and all other associated expenses incurred by such party in connection with the negotiation, execution, delivery and performance of the Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to the Company.

         6.9 Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Selling Stockholder and the Company.

         6.10 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

         6.11 Consent to Jurisdiction; Venue. Regardless of any conflict of law or choice of law principles that might otherwise apply, the parties agree that this Agreement shall be governed by and construed in all respects in accordance with the laws of the State of New York. The parties all expressly agree and acknowledge that the State of New York has a reasonable relationship to the parties and/or this Agreement. As to any dispute, claim or litigation arising out of or relating in any way to this Agreement or the transaction contemplated hereby, the parties hereto hereby agree and consent to be subject to the exclusive jurisdiction of any New York state court, or federal court of the United States of America sitting in New York, and any appellate court from any thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, (a) any objection that it may now or hereafter have to laying venue of any suit, action or proceeding brought in such court,
(b) any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.

         6.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY
WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         6.13 Cooperation. Each of the Selling Stockholder and the
Company agrees to reasonably cooperate with the other party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by such party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.




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

         6.14 Severability. If any term or other provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         6.15 Specific Performance; Injunctive Relief. The parties hereto acknowledge that the parties shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the other parties set forth in this Agreement. Therefore, each party hereby agrees that, in addition to any other remedies that may be available to the Selling Stockholder or the Company, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means to which they are entitled at law or in equity.

         6.16 Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.



                            (Signature Pages Follow)












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



         IN WITNESS WHEREOF, the parties have executed this Stock Repurchase Agreement as of the date first written above.

                                           COMPANY:

                                           FIRST MONTAUK FINANCIAL CORP.
                                           A New Jersey corporation



                                           By:  /s/ Victor K. Kurylak
                                              ---------------------------------
                                              Name: Victor K. Kurylak
                                              Title: Chief Executive Officer




        (Signature Page of the Selling Stockholder Follows on Next Page)



















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



                                           SELLING STOCKHOLDER

                                           FMFG OWNERSHIP INC. BY GERARD A.
                                           MCHALE, JR. AS THE CHAPTER 11
                                           BANRUPTCY TRUSTEE FOR THE 1031
                                           TAX GROUP, LLC, et al.
                                           AS CHAPTER 11 DEBTORS



                                           By: /s/ Gerard A. McHale, Jr.
                                              ---------------------------------
                                              Name: Gerard A. McHale, Jr.
                                              Title:   Chapter 11 Bankruptcy
                                                       Trustee





























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